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                                                                    EXHIBIT 10.5

                             SHARE PLEDGE AGREEMENT

            Share pledge agreement dated as of this 17th day of February, 2005 made by Tarpon Industries, Inc. (the "CORPORATION") to and in favour of the Lender (as hereinafter defined).

            WHEREAS LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch, as lender (the "LENDER") has agreed to make certain credit facilities available to Steelbank Inc. (the "BORROWER") upon the terms and conditions contained in a loan agreement by and among the Borrower and the Lender dated as of the date hereof, as the same may be amended, supplemented, revised, replace or restated from time to time (the "LOAN AGREEMENT");

            AND WHEREAS pursuant to the terms and conditions contained in a guarantee agreement given by the Corporation in favour of the Lender (the "GUARANTEE") the Corporation has agreed to unconditionally guarantee all obligations of the Borrower under the Loan Agreement;

            AND WHEREAS the Corporation has agreed to execute and deliver this share pledge agreement to and in favour of the Lender as security for the payment and performance of the Borrower's obligations to the Lender under the Loan Agreement, the Corporation's obligations under the Guarantee and the obligations of both the Borrower and the Corporation under the Other Agreements (as defined in the Loan Agreement) to which one or both of them is a party;

            NOW THEREFORE, in consideration of the foregoing premises, the sum of $10.00 in lawful money of Canada now paid by the Lender to the Corporation and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Corporation, the Corporation agrees as follows:

                                    ARTICLE 1
                                    SECURITY

1.1 TERMS INCORPORATED BY REFERENCE.

      Terms defined in the Personal Property Security Act (Ontario) (as amended from time to time, the "PPSA") and used in this share pledge agreement shall have the same meanings.

1.2 GRANT OF SECURITY.

      (1) The Corporation assigns, mortgages, charges, hypothecates, pledges and grants to the Lender a security interest in, the securities described in Schedule "A" and deposits with the Lender any and all security certificates evidencing such securities accompanied in each case by a duly executed stock power of attorney (collectively, together with the dividends, moneys, rights and claims hereinafter referred to and the securities referred to in Section 1.2(2), the "SECURITIES"), any cash dividends or other moneys now or hereafter received or declared in respect of the Securities and all other rights and claims of the Corporation in respect of the Securities.

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      (2) The Securities shall include any substitutions, additions or proceeds arising out of any consolidation, subdivision, reclassification, stock divided or similar increase or decrease in, or alteration to, the capital stock described Schedule "A".

1.3 OBLIGATIONS SECURED.

      (1) The assignments, mortgages, charges, hypothecations, pledges and security interests granted hereby (the "SECURITY INTEREST") secure the payment and performance of all debts, liabilities and obligations present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time due or accruing due, owing by the Corporation to the Lender, however or wherever incurred, and in any currency, and whether incurred by the Corporation alone or with another or others and whether as principal or surety of the Corporation to the Lender, including without limitation, pursuant to or in connection with the Guarantee and each of the Other Agreements to which it is a party (collectively, and together with the expenses, costs and charges set out in Section 1.3(2), the "OBLIGATIONS").

      (2) All expenses, costs and charges incurred by or on behalf of the Lender in connection with this share pledge agreement, the Security Interest or the realization of the Securities including all legal fees, court costs, receiver's or agent's remuneration and other expenses of taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment of the Securities shall be added to and form a part of the Obligations.

1.4 POSSESSION OF SECURITIES

      (1) Upon the deposit of any securities in pledge pursuant to this share pledge agreement, the Corporation shall deposit with the Lender or a nominee of the Lender (the "NOMINEE") all certificates representing such securities. All certificates deposited pursuant to this Section shall, unless all necessary consents and approvals are obtained, not contain any reference to restrictions on the transfer of the shares represented thereby and shall be attached to duly executed powers of attorney or forms of transfer. All of the Securities shall, forthwith upon the request of the Lender, be registered as pledged, in the share register of the Borrower, in the name of the Lender or its Nominee. If deposited with the Nominee, the Nominee shall hold the Securities as Lender for all purposes whatsoever in accordance with the terms of this share pledge agreement and shall hold the Securities for and on behalf of the Lender in the same manner and with the same effect as if the Lender held the Securities itself. It is hereby understood and agreed that the responsibility of the Lender and any Nominee hereunder is limited to exercising with regard to the Securities the same degree of care which any of them gives to its valuable property at the branch or office at which the Securities are held.

1.5 ATTACHMENT.

      (1) The Corporation acknowledges that: (i) value has been given; (ii) it has rights in the Securities; (iii) it has not agreed to postpone the time of attachment of the Security Interest; and (iv) it has received a duplicate original copy of this share pledge agreement.

      (2) If the Securities now or at any time hereafter become evidenced, in whole or in part, by uncertificated securities registered or recorded in records maintained by or on behalf of

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the issuer of the Securities (the "ISSUER") in the name of a clearing agency, the Corporation shall, at the request of the Lender, cause the Security Interest to be entered in the records of such clearing agency.

1.6 CARE AND CUSTODY OF SECURITIES.

      The Lender need not see to the collection of dividends on, or exercise any option or right in connection with, the Securities and need not protect or preserve them from depreciating in value or becoming worthless and is released from all responsibility for any loss of value. The Lender shall be bound to exercise in the physical keeping of the Securities only the same degree of care as it would exercise with respect to its own securities kept at the same place.

1.7 NEGATIVE COVENANTS OF THE CORPORATION.

      (1) The Corporation shall not, without the prior written consent of the Lender, sell, exchange, release or abandon or otherwise dispose of, absolutely or by way of security, any of its right, title or interest in and to the Securities.

      (2) Until such time as the Security Interest is discharged pursuant to
Section 3.1, the Corporation shall not, without the prior written consent of the Lender, permit the Issuer to issue any further securities.

1.8 REPRESENTATIONS AND WARRANTIES

      The Corporation represents and warrants to the Lender that:

      (a) it is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) legal, beneficial and equitable owner of the Securities free and clear of all liens of every description whatsoever other than the security interest in favour of the Lender;

      (b) all shares referred to in Schedule "A" hereto are duly authorized, validly issued, fully paid and non-assessable;

      (c) the shares referred to in Schedule "A" hereto represent (i) 65% of the Corporation's shares of the Issuer, and (ii) 65% of the total issued and outstanding shares of the Issuer; and

      (d) the information contained in Schedule "A" hereto is true and accurate in all material respects, and to the extent that such information does not reflect the applicable share certificate, then the Corporation shall cause Schedule "A" to be amended accordingly..

1.9 RIGHTS OF THE CORPORATION.

      (1) Until the Security Interest has become enforceable, the Corporation shall be entitled, but not required, to vote the Securities and to receive all cash dividends. Whenever the

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Security Interest has become enforceable, all rights of the Corporation to vote or to receive dividends shall cease and all such rights shall become vested solely and absolutely in the Lender.

      (2) Any dividends received by the Corporation contrary to Section 1.9(1) or any other moneys or property which may be received by the Corporation at any time for, or in respect of, the Securities shall be received as trustee for the Lender and shall be immediately paid over to the Lender.

                                    ARTICLE 2
                                   ENFORCEMENT

2.1 ENFORCEMENT.

      The Security Interest shall be and become enforceable against the Corporation if and when it shall fail to repay or perform any of the Obligations when due and payable or to be performed, as the case may be.

2.2 REMEDIES.

      Whenever the Security Interest has become enforceable, the Lender may, at any time in its sole discretion: (i) realize upon or otherwise dispose of or contract to dispose of the Securities by sale, transfer or delivery; or (ii) exercise and enforce all rights and remedies of a holder of the Securities as if the Lender were their absolute owner (including, if necessary, causing the Securities to be registered in the name of the Lender or its nominee if not already done pursuant to Section 1.4(3)), all without demand of performance or other demand, advertisement or notice of any kind to or upon the Corporation (except as may be required by law). Any remedy may be exercised separately or in combination and shall be in addition to, and not in substitution for, any other rights the Lender may have, however created. The Lender shall not be bound to exercise any right or remedy, and the exercise of rights and remedies shall be without prejudice to the rights of the Lender in respect of the Obligations including the right to claim for any deficiency.

2.3 STANDARDS OF SALE.

      Without prejudice to the ability of the Lender to dispose of the Securities in any manner which is commercially reasonable, the Corporation acknowledges that a disposition of Securities by the Lender which takes place substantially in accordance with the following provisions shall be deemed to be commercially reasonable:

      (a)   Securities may be disposed of in whole or in part;

      (b) Securities may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;

      (c) any sale conducted by the Lender shall be at such time and place, on such notice and in accordance with such procedures as the Lender, in its sole discretion, may deem advantageous;

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      (d)   Securities may be disposed of in any manner and on any terms necessary to avoid violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that the prospective bidders and purchasers have certain qualifications, and restrict the prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of the Securities) or in order to obtain any required approval of the disposition (or of the resulting purchase) by any governmental or regulatory authority or official;

      (e) a disposition of Securities may be on such terms and conditions as to credit or otherwise as the Lender, in its sole discretion, may deem advantageous; and

      (f) the Lender may establish an upset or reserve bid or price in respect of the Securities.

2.4 DEALING WITH THE SECURITIES.

      (1) The Lender shall not be obliged to exhaust their recourse against the Borrower, the Corporation or any other person or against any other security they may hold in respect of the Obligations before realizing upon or otherwise dealing with the Securities in such manner as the Lender may consider desirable.

      (2) The Lender may grant extensions or other indulgences, take and give up security, accept compositions, grant releases and discharges and otherwise deal with the Corporation and with other persons, sureties or security as they may see fit without prejudice to the Obligations, the liability of the Corporation or the rights of the Lender in respect of the Securities.

      (3) The Lender shall not be: (i) liable or accountable for any failure to collect, realize or obtain payment in respect of the Securities; (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Securities or for the purpose of preserving any rights of any persons; (iii) responsible for any loss occasioned by any sale or other dealing with the Securities or by the retention of or failure to sell or otherwise deal with the Securities; or (iv) bound to protect the Securities from depreciating in value or becoming worthless.

2.5 APPOINTMENT OF ATTORNEY.

      The Corporation irrevocably appoints the Lender (and any of its officers) as attorney of the Corporation (with full power of substitution) to do, make and execute in the name of and on behalf of the Corporation upon the occurrence and during the continuance of an Event of Default (as defined in the Loan Agreement) all such further acts, documents, matters and things which the Lender may deem necessary or advisable to accomplish the purposes of this share pledge agreement including the execution, endorsement and delivery and transfer of the Securities to the Lender or its Nominees or transferees. The Lender or its Nominees and transferees are empowered to exercise all rights and powers and to perform all acts of ownership with respect to the Securities to the same extent as the Corporation might do. The powers of attorney herein granted is an addition to, and not in substitution for any stock power of attorney delivered by the

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Corporation and such power of attorney may be relied upon by the Lender severally or in combination. All acts of the attorney are hereby ratified and approved, and the attorney shall not be liable for any act, failure to act or any other matter or thing in connection therewith, except to the extent caused by its own gross negligence or wilful misconduct.

2.6 DEALINGS BY THIRD PARTIES.

      (1) No person dealing with the Lender, or an agent or receiver shall be required to determine: (i) whether the Security Interest has become enforceable;
(ii) whether the powers which such person is purporting to exercise have become exercisable; (iii) whether any money remains due to the Lender by the Corporation; (iv) the necessity or expediency of the stipulations and conditions subject to which any sale or lease shall be made; (v) the propriety or regularity of any sale or other dealing by the Lender or any Lender with the Securities; or (vi) how any money paid to the Lender has been applied.

      (2) Any purchaser of Securities from the Lender shall hold the Securities absolutely, free from any claim or right of whatever kind, including any equity of redemption, of the Corporation, which it specifically waives (to the fullest extent permitted by law) as against any such purchaser, all rights of redemption, stay or appraisal which the Corporation has or may have under any rule of law or statute now existing or hereafter adopted.

                                    ARTICLE 3
                                     GENERAL

3.1 NOTICES.

      Any notices and other communications provided for in this share pledge agreement shall be given in accordance with the provisions of the Guarantee.

3.2 DISCHARGE.

      The Security Interest shall be discharged upon, but only upon, full payment and performance of the Obligations and at the request and expense of the Corporation. In connection therewith, the Lender shall execute and deliver to the Corporation such releases and discharges as the Corporation may require in its sole discretion, acting in good faith.

3.3 NO MERGER.

      This share pledge agreement shall not operate by way of merger of any of the Obligations and no judgment recovered by the Lender shall operate by way of merger of, or in any way affect, the Security Interest, which is in addition to, and not in substitution for, any other security now or hereafter held by the Lender in respect of the Obligations.

3.4 FURTHER ASSURANCES.

      The Corporation shall from time to time, whether before or after the Security Interest shall have become enforceable, do all acts and things and execute and deliver all transfers, assignments and instruments as the Lender may reasonably require for: (i) protecting the

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Securities; (ii) perfecting the Security Interest; and (iii) exercising all powers, authorities and discretions hereby conferred upon the Lender. The Corporation shall, from time to time after the Security Interest has become enforceable, do all acts and things and execute and deliver all transfers, assignments and instruments as the Lender may require for facilitating the sale or other disposition of the Securities in connection with their realization.

3.5 SUPPLEMENTAL SECURITY.

      This share pledge agreement is in addition to and without prejudice to all other security now held or which may hereafter be held by the Lender.

3.6 SUCCESSORS AND ASSIGNS.

      This share pledge agreement shall be binding upon the Corporation, its successors and assigns, and shall enure to the benefit of the Lender and its successors and assigns. All rights of the Lender shall be assignable and in any action brought by an assignee to enforce any such right, the Corporation shall not assert against the assignee any claim or defence which the Corporation now has or hereafter may have against the Lender.

3.7 HEADINGS, ETC.

      The division of this share pledge agreement into articles, sections and subsections and the insertion of headings are for convenience of reference only and shall not affect its interpretation.

3.8 SEVERABILITY.

      If any provision of this share pledge agreement shall be deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall continue in full force and effect.

3.9 GOVERNING LAW.

      This share pledge agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

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      IN WITNESS WHEREOF the Corporation has caused this share pledge agreement to be executed by its duly authorized officers.

                                  TARPON INDUSTRIES, INC.

                                      Per: /s/ PETER FARQUHAR
                                          --------------------------------------
                                           Name: PETER FARQUHAR
                                           Title: CEO.

                                  LASALLE BUSINESS CREDIT, A DIVISION OF ABN
                                  AMRO BANK N.V., CANADA BRANCH

                                      Per:_____________________________________
                                           Name:
                                           Title:

                                      Per:_____________________________________
                                           Name:
                                           Title:

      IN WITNESS WHEREOF the Corporation has caused this share pledge agreement to be executed by its duly authorized officers.

                                  TARPON INDUSTRIES, INC.

                                      Per:
                                           -------------------------------------
                                           Name:
                                           Title:

                                  LASALLE BUSINESS CREDIT, A DIVISION OF ABN
                                  AMRO BANK N.V., CANADA BRANCH

                                      Per: /s/ Aaron Turner
                                          -------------------------------------
                                           Name: Aaron Turner
                                           Title: First Vice President

                                      Per: /s/ Darcy Mack
                                          -------------------------------------
                                           Name: Darcy Mack
                                           Title: First Vice President

                                  SCHEDULE "A"

                                   SECURITIES

                                                         NUMBER OF         CERTIFICATE
ISSUER                  CLASS OF SECURITIES             SECURITIES         NUMBER
---------------------------------------------------------------------------------------
Steelbank Inc.          common shares                      65                  C-1